SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2002

PINNACLE ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 N. Brand Boulevard, Suite 1100, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 662-5900

Item 5.    Other Events.

On December 4, 2002, Pinnacle Entertainment, Inc. issued a press release regarding a lawsuit that was filed against the Company on December 3, 2002, and served on the Company on December 4, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Exhibits.

99.1  Press Release dated December 4, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.

Date: December 5, 2002	By:	/s/ Bruce C. Hinckley
Bruce C. Hinckley Chief Financial Officer

3